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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        AUGUST 20, 2003 (AUGUST 19, 2003)

                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


          TEXAS                         0-20750                   74-2175590
State of Incorporation or        Commission File Number        I.R.S. Employer
      Organization                                            Identification No.


    2550 NORTH LOOP WEST, SUITE 600
            HOUSTON, TEXAS                                             77092
Address of Principal Executive Offices                              (Zip Code)


                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code




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ITEM 5.  OTHER INFORMATION

On August 19, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") announced that it has entered into an Agreement and Plan of Merger (the "Merger Agreement") with South Texas Capital Group, Inc., which provides for, and sets forth the terms and conditions of, the merger of a wholly-owned subsidiary of Sterling Bancshares with and into South Texas Capital Group, Inc. A copy of Sterling Bancshares' press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.

(b)      None

(c)      Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         Exhibit 99.1   Press release dated August 19, 2003


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STERLING BANCSHARES, INC.



Dated:  August 20, 2003                       By: /s/  Stephen C. Raffaele
                                                 ----------------------------
                                                 Stephen C. Raffaele
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99.1          Press release dated August 19, 2003